Exhibit 10(a)76







                              DEFERRED COMPENSATION PLAN
                                         FOR
                          DIRECTORS OF THE SOUTHERN COMPANY

                   Amended and Restated Effective October 20, 1986


                                      Article I
                                     Definitions

          1.1 "Account" shall mean the Deferred Compensation Account established for each Director electing to participate in the Plan pursuant to Article VI.

          1.2 "Board of Directors" or "Board" shall mean the Board of Directors of The Southern Company.

          1.3  "Common Stock" shall mean the  common stock of The  Southern
               Company.

          1.4  "Company" shall mean The Southern Company.

          1.5 "Compensation" shall mean the compensation payable to the Directors of the Company, including retainer fees and meeting fees, as determined from time to time by the Board of Directors.

          1.6 "Deferral Election" shall mean the written election by a Director to defer payment of all or a portion of his Compensation under the Plan pursuant to Article VI.

          1.7 "Director" shall mean a member of the Board of Directors and shall include an Advisory Director.

          1.8 "Investment Election" shall mean the written election by a Director to have his deferred Compensation invested pursuant to Section 7.2 or Section 7.3.

          1.9 "Market Value" shall mean the average of the high and low prices of the Common Stock, as published in the Wall Street Journal in its report of New York Stock Exchange composite transactions, on the date such Market Value is to be determined, as specified herein (or the average of the high and low sale prices on the trading day immediately preceding such date if the Common Stock is not traded on the New York Stock Exchange on such date).

          1.10 "Plan"  shall   mean  the  Deferred  Compensation  Plan  for
               Directors of The Southern Company.

          1.11 "Plan Period" shall mean the period designated in Article V.

                                      Article II
                                       Purpose

          2.1 the Plan provides a method of deferring payment to a Director of his Compensation until a date following the termination of his membership on the Board of Directors.


                                     Article III
                                     Eligibility

          3.1 An individual who serves as a Director and is not otherwise actively employed by the Company or any of its subsidiaries or affiliates shall be eligible to participate in the Plan.


                                      Article IV
                                    Administration

          4.1 The Plan shall be administered by the Compensation Committee of the Board of Directors, as appointed from time to time. The Compensation Committee shall have the power to interpret the Plan and, subject to its provisions, to make all determinations necessary or desirable for the Plan's administration.


                                      Article V
                                     Plan Periods

          5.1 The first Plan Period shall commence February 1, 1981. Said first Plan Period shall be an eleven-month period and all subsequent Plan Periods shall be on a calendar year basis, except that the initial Plan Period applicable to any person elected to fill a vacancy on the Board of Directors who was not a Director on the preceding December 31 shall begin on the first day of such Director's membership on the Board of Directors.


                                      Article VI
                                    Participation

          6.1 Prior to the beginning of any Plan Period, a Director may elect to participate in the Plan by directing that payment of all or any part of the Compensation which would otherwise be paid to the Director in the next succeeding Plan Period be deferred until the Director terminates his membership on the Board of Directors and elects to commence distribution of his Deferred Compensation Account pursuant to the terms of the Plan.

          6.2 The Deferral Election shall be in writing on a form prescribed by the Compensation Committee and shall state
               (a) that the Director wishes to make an election to defer payment of his Compensation, (b) the percentage/dollar amount of Compensation to be deferred, (c) the method of payment, which shall be the payment of a lump sum or a series of annual payments not to exceed ten (10), and
               (d) the time for commencement of distribution of his Account balance, which shall be not later than the first day of the month coinciding with or next following the second anniversary of the termination of his membership on the Board of Directors. Each Director making a Deferral Election in accordance with the terms of the Plan, and his successors, heirs and assigns shall be bound as to any action taken pursuant to the terms thereof and to the terms of the Plan.

          6.3 The Deferral Election shall be made by written notice delivered to the Secretary of the Company prior to the first day of the next succeeding Plan Period and shall be effective on the first day of such succeeding Plan Period. The Deferral Election made in accordance with this Article shall be irrevocable. Such Deferral Election shall continue from Plan Period to Plan Period unless the Director terminates participation or changes the Deferral Election regarding future payments by submitting a written request to the Secretary of the Company on a form prescribed by the Compensation Committee. Any such termination or change shall become effective as of the first day of the Plan Period next following the Plan Period in which such request is given. A termination of participation in the Plan or change in Deferral Election regarding future payments shall not affect amounts previously deferred. The initial Deferral Election made after the effective date of this Amendment and Restatement with respect to (a) the method of payment, whether it be lump sum or installments, including the number of installments selected, and (b) the time for commencement of distribution of a Participant's Account may not be revoked and shall govern the distribution of a Participant's Account, except as provided in Section 6.5.

          6.4 A Director who has filed a termination of Deferral Election may thereafter file a new Deferral Election to participate for Plan Periods subsequent to the Plan Period of the filing of such Deferral Election. The new Deferral Election shall not affect amounts previously deferred.

          6.5 A Director may amend a prior Deferral Election on a form prescribed by the Compensation Committee not prior to the sixtieth (60th) day not later than the thirtieth (30th) day prior to his termination on the Board of Directors in order to change (a) the form, and/or (b) the time for commencement of his Deferred Compensation Account in accordance with the terms of the Plan.


                                     Article VII
                            Deferred Compensation Accounts

          7.1 An Account shall be established on the Company books for each Director electing to defer all or a portion of his Compensation, which shall be credited with (a) any Compensation deferred in accordance with Article VI and
               (b) pursuant to each Director's Investment Election, the amounts computed in accordance with Section 7.2 and/or the number of shares computed in accordance with Section 7.3.

          7.2 The Deferred Compensation Account of each Director electing to invest his deferred Compensation for a Plan Period pursuant to this Section 7.2 shall be credited with an amount computed by the Company by treating the amount deferred as a sum certain to which the Company will add in lieu of interest an amount equal to the prime rate of interest set by the First National Bank of Atlanta. Interest shall be computed as if credited from the date such Compensation would otherwise have been paid and shall be compounded quarterly at the end of each calendar quarter. The prime rate in effect on the first day of each calendar quarter shall be deemed the prime rate in effect for each calendar quarter. Interest will be treated as if accrued and will be compounded on any balance until such amount is fully distributed.

          7.3 The Deferred Compensation Account of each Director electing to invest his deferred Compensation for a Plan Period pursuant to this Section 7.3 shall be credited with the number of shares (including fractional shares) of Common Stock which could have been purchased on the date such deferred Compensation otherwise would have been paid based upon the Common Stock's Market Value. As of each date of payment of dividends on the Common Stock, there shall be credited with respect to shares of Common Stock in the Director's Deferred Compensation Account such additional shares (including fractional shares) of Common Stock as follows:

                    (a) In the case of cash dividends, such additional shares as could be purchased at the Market Value as of the dividend payment date with the dividends which would have been payable if the credited shares had been outstanding;

                    (b) In the case of dividends payable in property other than cash or Common Stock, such additional shares as could be purchased at the Market Value as of the payment date with the fair market value of the property which would have been payable if the credited shares had been outstanding; or

                    (c) In the case of dividends payable in Common Stock, such additional shares as would have been payable on the credited shares if they had been outstanding.

          7.4 The Investment Election by a Director with respect to his Deferred Compensation Account shall be made in writing on a form prescribed by the Compensation Committee and delivered to the Secretary of the Company prior to the first day of the next succeeding Plan Period and shall be effective on the first day of such succeeding Plan Period. The Investment Election made in accordance with this Article VII shall be irrevocable. Such Investment Election shall continue from Plan Period to Plan Period unless the Director changes the Investment Election regarding future deferred Compensation by submitting a written request to the
               Secretary of the Company on a form prescribed by the Compensation Committee. Any such change shall become effective as of the first day of the Plan Period next following the Plan Period in which such request is given.

          7.5 At the end of each Plan Period, a report shall be issued to each Director who has a deferred Compensation Account which sets forth the amount and Market Value of any shares of Common Stock (and fractions thereof) reflected in such Account.


                                     Article VIII
                               Distribution of Accounts

          8.1 When a Director terminates his membership on the Board of Directors, said Director shall be entitled to receive the entire amount and the Market Value of any shares of Common Stock (and fractions thereof) reflected in his Deferred Compensation Account payable in cash in accordance with his Deferral Election. No portion of a Director's Deferred Compensation Account shall be distributed in Common Stock. In the event a Director shall have elected to receive the balance of his Deferred Compensation Account in a lump sum, distribution shall be made on the first day of the month selected by the Director in accordance with the terms of the Plan, or as soon as reasonably possible thereafter. In the event the Director shall have elected to receive annual installments, the first payment shall be on the first day of the month selected by a Director, or as soon as reasonably possible thereafter, and shall be paid an amount equal to the balance in the Director's Account on such date divided by the number of annual installment payments. Each subsequent annual payment shall be an amount equal to the balance in the Director's Account on the payment date divided by the number of remaining annual payments and shall be paid on the anniversary of the preceding payment date. The Market Value of any shares of Common Stock credited to a Director's Deferred Compensation Account shall be determined as of the twenty-fifth (25th) day of the month immediately preceding the date of any lump sum or installment distribution.

          8.2 Upon the death of a Director, or a former Director prior to the payment of all amounts and the Market Value of any shares of Common Stock (and fractions thereof) credited to said Director's Account, the unpaid balance shall be paid in the sole discretion of the Compensation Committee (a) in a lump sum to the designated beneficiary of such Director or former Director within thirty (30) days of the date of death (or as soon as reasonably possible thereafter) or (b) in accordance with the Deferral Election made by such Director or former Director. In the event a beneficiary designation has not been made, or the designated beneficiary is deceased or cannot be located, payment shall be made to the estate of the Director or former Director. The Market Value of any shares of Common Stock credited to a Director's Deferred Compensation Account shall be determined as of the twenty-fifth (25th) day of the month immediately preceding the date of any lump sum or installment distribution.

          8.3 The beneficiary designation referred to above may be changed by a Director or former Director at any time, and without the consent of the prior beneficiary, on a form to be provided by the Secretary of the Company.


                                      Article IX
                                    Miscellaneous

          9.1 No Director or beneficiary shall have any right to sell, assign, transfer, encumber or otherwise convey the right to receive payment of any benefit payable hereunder, which payment and the right thereto are expressly declared to be nonassignable and nontransferable. Any attempt to do so shall be null and void and of no effect.

          9.2 The Company shall not reserve or otherwise set aside funds for the payment of its obligations hereunder, which obligations will be paid from the general assets of the Company. Notwithstanding that a Director shall be entitled to receive the entire amount in his Deferred Compensation Account as provided in Section 8.1, any amounts credited to a Director's Account to be paid to such Director shall at all times be subject to the claims of the Company's creditors.

          9.3 The Board of Directors may terminate the Plan at any time or may, from time to time, amend the Plan; provided, however, that no such amendment or termination shall impair any rights to payments which had been deferred under the Plan prior to the termination or amendment.

          9.4 This Plan shall be construed in accordance with and governed by the laws of the State of Georgia.

               IN WITNESS WHEREOF, the Plan, as amended and restated effective October 20, 1986, has been executed pursuant to resolutions of the Board of Directors of The Southern Company, this ____ day of _________________, ____.


                                             THE SOUTHERN COMPANY



                                             By:
                                                  Robert H. Radcliff, Jr.
                                                  Chairman
                                                  Compensation Committee


          Attest:


          By:
               Tommy Chisholm
               Secretary and Assistant Treasurer
               The Southern Company

               [Corporate Seal]



















          (adamscl) h:\wpdocs\mtd\southern\def-comp.pln

                                FIRST AMENDMENT TO THE
                              DEFERRED COMPENSATION PLAN
                      FOR THE DIRECTORS OF THE SOUTHERN COMPANY


               WHEREAS, the Deferred Compensation Plan for Directors of The Southern Company (the "Plan") was amended and restated effective October 20, 1986, which amendment and restatement included changes to permit eligible Directors of The Southern Company (the "Company") (1) to elect to treat compensation deferred under the Plan as though invested in fixed income or common stock of The Southern Company, (2) to receive distribution of deferred amounts in a lump sum or up to ten (10) annual installments beginning not later than the second anniversary of the termination of their membership on the Board of Directors, and (3) to change the method of payment of their account balance under the Plan from lump sum to installments, or vice versa, shortly before their termination of membership on the Board of Directors; and

               WHEREAS, The  Board of Directors  of the Company  desires to amend the Plan (1) to change the period of time during which a Director may elect to change the method of payment of his account balance under the Plan, (2) to require that any such change in the method of payment be contingent upon the Director's completion of his term of membership on the Board of Directors, except in the event of disability or death, and (3) to authorize the Compensation Committee to accelerate installment distributions in its sole discretion for cause upon request by a Director or his legal representative; and

               WHEREAS, the Board of Directors of the Company has the authority to amend the Plan from time to time in accordance with
          Section 9.3 of the Plan;

               NOW,  THEREFORE, effective  January 19,  1987, the  Board of
          Directors of The Southern Company hereby amends the Deferred Compensation Plan for Directors of The Southern Company as follows:

                                          I.

               The Plan shall be amended by deleting Section 6.5 of the Plan in its entirety and substituting therefor the following language as Section 6.5 therein:

                    6.5 With the approval of the compensation Committee, a Director may amend a prior Deferral Election on a form prescribed by the Compensation Committee not prior to the 390th day nor later than the 360th day prior to his terminating of membership on the Board of Directors in order to change (a) the form and/or (b) the time for commencement of the distribution of his Deferred Compensation Account in accordance with the terms of the Plan. Any such amendment to a prior Deferral Election, as described in this

               Section 6.5, shall be contingent upon the Director's completion of his term of membership on the Board of Directors, except in the event of the disability or death of such Director.

                                         II.

               Section 8.1 of  the Plan shall  be amended by  deleting said
          Section in its entirety and substituting therefor the following language as Section 8.1 therein:

                    8.1 When a Director terminates his membership on the Board of Directors, said Director shall be entitled to receive the entire amount and the Market Value of any shares of Common Stock (and fractions thereof) reflected in his Deferred Compensation Account payable in cash in accordance with his Deferral Election. No portion of a Director's Deferred Compensation Account shall be distributed in Common Stock. In the event a Director shall have elected to receive the balance of his Deferred Compensation Account in a lump sum, distribution shall be made on the first day of the month selected by the Director in accordance with the terms of the Plan, or as soon as reasonably possible thereafter. In the event the Director shall have elected to receive annual installments, the first payment shall be on the first day of the month selected by the Director, or as soon as reasonably possible thereafter, and shall be an amount equal to the balance in the Director's Deferred Compensation Account on such date divided by the number of annual installment payments. Each subsequent annual payment shall be an amount equal to the balance of the Director's Account on the payment date divided by the number of remaining annual payments and shall be paid on the anniversary of the preceding payment date. Notwithstanding a Director's election to receive his Deferred Compensation Account balance in annual installments, the Compensation Committee, in its sole discretion upon request of the Director or his legal representative, may accelerate the payment of any such installments for cause. The Market Value of any shares of Common Stock credited to a Director's Deferred Compensation Account shall be determined as of the twenty-fifth (25th) day of the month immediately preceding the date of any lump sum or installment distribution.

                                         III.

               Except as amended by this First Amendment, the Plan shall remain in full force and effect as amended and restated by the Company effective October 20, 1986.

               IN WITNESS WHEREOF, this First Amendment has been executed pursuant to resolutions of the Board of Directors of The Southern Company, this ____ day of ____________, 19__.


                                        THE SOUTHERN COMPANY



                                        By:
                                             Robert H. Radcliff, Jr.
                                             Chairman
                                             Compensation Committee


          Attest:


          By:
               Tommy Chisholm
               Secretary
               The Southern Company

               [CORPORATE SEAL]


















          [adamscl] h:\wpdocs\mtd\southern\def-comp.1st

                                  SECOND AMENDMENT
                          TO THE DEFERRED COMPENSATION PLAN
                      FOR THE DIRECTORS OF THE SOUTHERN COMPANY


               WHEREAS, the Board of Directors of The Southern Company (the "Company") heretofore adopted the amendment and restatement of the Deferred Compensation Plan for the Directors of The Southern Company (the "Plan") effective as of October 20, 1986; and

               WHEREAS, the Board of Directors of the Company desires to amend the Plan to comply with changes in the Securities and Exchange Act of 1934; and

               WHEREAS, under Section 9.3 of the Plan, the Board of Directors has the authority to amend the Plan at any time;

               NOW THEREFORE, effective as of the date of execution, the Board of Directors hereby amends the Plan as follows:


                                          1.

               Section  6.5 of the Plan  shall be amended  by deleting said
          Section in its entirety and substituting therefore the following language:

               6.5 Except as provided below, with the approval of the Compensation Committee, a Director may amend a prior Deferral Election on a form prescribed by the Compensation Committee not prior to the 390th day nor later than the 360th day prior to his termination of membership on the Board of Directors in order to change (a) the form, and/or (b) the time for commencement of the distribution of his Deferred Compensation Account in accordance with the terms of the Plan; provided, however, that any Director who is required to file reports pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended, with respect to equity securities of the Company shall not be permitted to amend his Deferral Election during any time period for which such Director is required to file any such reports with respect to the portion of his Deferred Compensation Account invested in accordance with the provisions of Section 7.3 of the Plan. Any such amendment to a prior Deferral Election, as described in this
          Section 6.5, shall be contingent upon the Director's completion of his term of membership on the Board of Directors, except in the event of the disability or death of such Director.

                                          2.

               Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect as adopted and amended by the Company prior to the adoption of this Second Amendment.

               IN WITNESS WHEREOF, this Second Amendment has been executed pursuant to resolutions of the Board of Directors of The Southern
          Company this        day of                         , 19   , to be
          effective as of the date of execution.


                                        THE SOUTHERN COMPANY



                                        By:
                                        Its:



          Attest:



          By:
          Its:

               (CORPORATE SEAL]







          (wb) h:\wpdocs\scs\dc-dir.2D